SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2009

NORTH PENN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-52839	26-0261305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503
(Address of principal executive offices) (Zip Code)

(570) 344-6113
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2009, Robin R. Weikel, the principal financial and accounting officer of North Penn Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, North Penn Bank (together with the Company, “North Penn”), notified North Penn that he is resigning effective December 31, 2009 in order to pursue other business endeavors unrelated to banking.  The Company may employ Mr. Weikel on a part-time basis until North Penn is able to locate a replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2009	By	/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer